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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 2000


                       KULICKE AND SOFFA INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)




   Pennsylvania                000-00121                  23-1498399
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 (State or Other             (Commission                (IRS Employer
  Jurisdiction of            File Number)               Identification No.)
  Incorporation)


           2101 Blair Mill Road, Willow Grove, PA           19090
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         (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (215) 784-6000



  ____________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)
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         The undersigned registrant hereby amends and restates subparagraphs (a)
and (b) of Item 7 of its Current Report on Form 8-K dated November 24, 2000 filed on December 6, 2000, as set forth below:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  (1) Financial Statements of Business Acquired (incorporated by reference to Item 8 of Registrant's Form 10K-405 as filed on December 27, 2000).

                  (2) Report of Independent Public Accountants (incorporated by reference to Item 8 of Registrant's Form 10K-405 as filed on December 27, 2000).

         (b)      Pro Forma Financial Information (incorporated by reference to
                  Exhibit 99(i) of Registrant's Form 10-K405 as filed on December 27, 2000). The information set forth in the Pro Forma Financial Statements incorporated by reference herein is as of the date set forth therein. The Registrant undertakes no obligation to update such information.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       KULICKE AND SOFFA INDUSTRIES, INC.

                                       By: /s/ Clifford G. Sprague
                                           -------------------------------------
                                           Clifford G. Sprague
                                           Senior Vice President and
                                           Chief Financial Officer

January 26, 2001